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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported:) January 15, 1997


                   Chevy Chase Master Credit Card Trust
            _____________________________________________________
             (Exact name of registrant as specified in charter)





         Maryland                33-81786           52-0897004
___________________________ ________________    _________________
State or other jurisdiction   (Commission        (I.R.S. Employer
of incorporation or organ-     File No.)      Identification No.
ization


    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                               20815
______________________________________             _____________
Address of principal executive offices               Zip Code


Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)







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  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Report to Certificateholders dated
                January 15, 1997 for Series 1994-1, Series 1994-2, Series 1994-3, Series 1994-4, Series 1994-5,
                and Series 1995-1.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                          Chevy Chase Master Credit Card Trust

                          By:   Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer


                                               Mark A. Holles
 Dated:   January 15, 1997    By: ___________________________________

                                              Mark A. Holles
                                              Vice President